Financial Expenses, Net	6 Months Ended
Jun. 30, 2020
Disclosure Text Block Supplement [Abstract]
FINANCIAL EXPENSES, NET
NOTE 9:	FINANCIAL EXPENSES, NET

	Six months ended June 30,
	2020	2019

Interest expense and amortization of discount on convertible notes	621	184
Bank fees	1	-
Change in fair value of derivative warrant liability	1,065	-
Exchange rate differences	(4)	1
Total financial expenses, net	$1,683	$185